EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING AUGUST 31, 2003

The information which is required to be prepared with respect to the Payment Date of September 22, 2003, and with respect to the performance of the Trust during the period of August 1, 2003 through August 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class
          A  Noteholder ...................................................................................   $              -
                                                                                                              -----------------


      2.  The amount of distribution in respect to principal payment to the Class
          B Noteholder ....................................................................................   $              -
                                                                                                              -----------------

      3.  The amount of distribution in respect to principal payment to the Class
          C Noteholder ....................................................................................   $              -
                                                                                                              -----------------

      4.  The amount of distribution in respect to principal payment to the Class
          D Noteholder ....................................................................................   $              -
                                                                                                              -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest ...........................   $         1.24667
                                                                                                              -----------------

      2.  The amount of distribution in respect to the Class B Monthly Interest ...........................   $         1.65917
                                                                                                              -----------------

      3.  The amount of distribution in respect to the Class C Monthly Interest ...........................   $         2.34667
                                                                                                              -----------------

      4.  The amount of distribution in respect to the Class D Monthly Interest ...........................   $         4.68417
                                                                                                              -----------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder ...........................   $         1.24667
                                                                                                              -----------------

      2.  The total amount of distribution in respect to the Class B Noteholder ...........................   $         1.65917
                                                                                                              -----------------

      3.  The total amount of distribution in respect to the Class C Noteholder ...........................   $         2.34667
                                                                                                              -----------------

      4.  The total amount of distribution in respect to the Class D Noteholder ...........................   $         4.68417
                                                                                                              -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal
          Receivables for the Monthly Period preceding such Payment Date .................................    $  550,938,475.78
                                                                                                              -----------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
          Payment Date ....................................................................................   $   52,096,317.96
                                                                                                              -----------------

      3.  Recoveries for the preceding Monthly Period .....................................................   $      755,832.23
                                                                                                              -----------------

      4.  The Defaulted Amount for the preceding Monthly Period ...........................................   $   22,355,990.65
                                                                                                              -----------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
          Period, and the denominator is the average Receivables for the
          preceding Monthly Period .......................................................................                 9.35%
                                                                                                              -----------------

      6.  The total amount of Principal Receivables in the trust at the beginning
          of the preceding Monthly Period ................................................................    $2,719,132,253.52
                                                                                                              -----------------

      7.  The total amount of Principal Receivables in the trust as of the last
          day of the preceding Monthly Period ............................................................    $2,698,687,462.73
                                                                                                              -----------------

      8.  The total amount of Finance Charge and Administrative Receivables in
          the Trust at the beginning of the preceding Monthly Period .....................................    $   64,621,014.37
                                                                                                              -----------------

      9.  The total amount of Finance Charge and Administrative Receivables in
          the Trust as of the last day of the preceding Monthly Period ....................................   $   64,102,242.64
                                                                                                              -----------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes
          outstanding as of the last day of the preceding Monthly Period .................................    $2,059,750,000.00
                                                                                                              -----------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period ......................   $  638,937,462.73
                                                                                                              -----------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period ....................               23.68%
                                                                                                              -----------------

     13.  The Required Transferor Percentage ..............................................................                7.00%
                                                                                                              -----------------

     14.  The Required Transferor Interest ...............................................................    $  188,908,122.39
                                                                                                              -----------------

     15.  The monthly principal payment rate for the preceding Monthly Period .............................              20.262%
                                                                                                              -----------------

     16.  The balance in the Excess Funding Account as of the last day of the
          preceding Monthly Period ........................................................................   $               -
                                                                                                              -----------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
          Period preceding such Payment Date:

                                                                                    Percentage                   Aggregate
                                                                                     of Total                     Account
                                                                                    Receivables                   Balance
                                                                                    -----------                   -------
                                (a) Delinquent between 30 days and 59 days            1.906%                $ 52,662,531.79
                                (b) Delinquent between 60 days and 89 days            1.315%                $ 36,322,690.38
                                (c) Delinquent between 90 days and 119 days           1.169%                $ 32,283,433.09
                                (d) Delinquent between 120 days and 149 days          0.932%                $ 25,742,745.04
                                (e) Delinquent between 150 days and 179 days          0.933%                $ 25,779,715.77
                                (f) Delinquent 180 days or greater                    0.000%                $             -
                                                                                      -----                 ---------------
                                (g) Aggregate                                         6.254%                $172,791,116.07
                                                                                      =====                 ===============


V.   Information regarding Series 2000-C

     1.  The amount of Principal Receivables in the Trust  represented by the
         Invested Amount of Series 2000-C as of the last day of the related
         Monthly Period ................................................................                      $  400,000,000.00
                                                                                                              -----------------

     2.  The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2000-C on the last day of the
         related Monthly Period ........................................................                      $  400,000,000.00
                                                                                                              -----------------
                                                                                          NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the
         Class A Note Principal Balance on the last day of the related Monthly
         Period ........................................................................     1.0000           $  320,000,000.00
                                                                                                              -----------------

     4.  The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related Monthly
         Period ........................................................................     1.0000           $   38,000,000.00
                                                                                                              -----------------

     5.  The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related Monthly
         Period ........................................................................     1.0000           $   28,000,000.00
                                                                                                              -----------------

     6.  The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related Monthly
         Period ........................................................................     1.0000           $   14,000,000.00
                                                                                                              -----------------

     7.  The Floating Investor Percentage with respect to the period:

     August 1, 2003 through August 31, 2003 ...........................................                              14.7105754%
                                                                                                              -----------------
     8.  The Fixed Investor Percentage with respect to the period:

     August 1, 2003 through August 31, 2003 ...........................................                                    N/A
                                                                                                              -----------------

     9.  The amount of Investor Principal Collections applicable to Series 2000-C ......                      $   81,046,219.89
                                                                                                              -----------------

    10a. The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date ................................                      $    6,079,787.92
                                                                                                              -----------------

    10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
         Section 8.04(a) of the Master Indenture .......................................                      $    1,588,134.20
                                                                                                              -----------------

    11.  The Investor Default Amount for the related Monthly Period ....................                      $    3,288,694.86
                                                                                                              -----------------

    12.  The Monthly Servicing Fee for the related Monthly Period ......................                      $      666,666.67
                                                                                                              -----------------

  13.   Trust yields for the related Monthly Period

        a.  The cash yield for the related Monthly Period ............................                                    23.00%
                                                                                                              -----------------

        b.  The default rate for the related Monthly Period ..........................                                     9.87%
                                                                                                              -----------------

        c.  The Net Portfolio Yield for the related Monthly Period ...................                                    13.13%
                                                                                                              -----------------

        d.  The Base Rate for the related Monthly Period .............................                                     3.78%
                                                                                                              -----------------

        e.  The Excess Spread Percentage for the related Monthly Period ..............                                     9.35%
                                                                                                              -----------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period ....                                     9.90%
                                                                                                              -----------------

            I) Excess Spread Percentage related to ...................................         Aug-03                      9.35%
                                                                                                              -----------------

            ii) Excess Spread Percentage related to ..................................         Jul-03                     10.11%
                                                                                                              -----------------

            iii) Excess Spread Percentage related to .................................         Jun-03                     10.25%
                                                                                                              -----------------

   14.  Floating Rate Determinations:

   LIBOR for the Interest Period from August 20 through and including
   September 21, 2003 ................................................................                                  1.11000%
                                                                                                              -----------------

   15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws
            for the related Payment Date) ............................................                        $               -
                                                                                                              -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period ....                        $               -
                                                                                                              -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections ............                        $               -
                                                                                                              -----------------

   16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date) ....................................................                        $               -
                                                                                                              -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
            Collections ..............................................................                        $               -
                                                                                                              -----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections ............                        $               -
                                                                                                              -----------------

   17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ..                        $    7,000,000.00
                                                                                                              -----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date .                        $    7,000,000.00
                                                                                                              -----------------

   18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly
            Period ...................................................................                        $               -
                                                                                                              -----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment
            Date .....................................................................                        $               -
                                                                                                              -----------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period .....                        $               -
                                                                                                              -----------------




          Advanta Bank Corp.
          as Servicer

          By: /s/ MARK SHAPIRO
          Name: Mark Shapiro
          Title: Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING AUGUST 31, 2003

The information which is required to be prepared with respect to the Payment Date of September 22, 2003, and with respect to the performance of the Trust during the period of August 1, 2003 through August 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class
         A Noteholder ....................................................................................    $               -
                                                                                                              -----------------


     2.  The amount of distribution in respect to principal payment to the Class
         B Noteholder ....................................................................................    $               -
                                                                                                              -----------------


     3.  The amount of distribution in respect to principal payment to the Class
         C Noteholder ....................................................................................    $               -
                                                                                                              -----------------


     4.  The amount of distribution in respect to principal payment to the Class
         D Noteholder ....................................................................................    $               -
                                                                                                              -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ...........................    $         1.29250
                                                                                                              -----------------


     2.  The amount of distribution in respect to the Class B Monthly Interest ...........................    $         1.79667
                                                                                                              -----------------


     3.  The amount of distribution in respect to the Class C Monthly Interest ...........................    $         2.43833
                                                                                                              -----------------


     4.  The amount of distribution in respect to the Class D Monthly Interest ...........................    $         5.60083
                                                                                                              -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ...........................    $         1.29250
                                                                                                              -----------------


     2.  The total amount of distribution in respect to the Class B Noteholder ...........................    $         1.79667
                                                                                                              -----------------

     3.  The total amount of distribution in respect to the Class C Noteholder ...........................    $         2.43833
                                                                                                              -----------------


     4.  The total amount of distribution in respect to the Class D Noteholder ...........................    $         5.60083
                                                                                                              -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date ..................................    $  550,938,475.78
                                                                                                              -----------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date ....................................................................................    $   52,096,317.96
                                                                                                              -----------------

     3.  Recoveries for the preceding Monthly Period .....................................................    $      755,832.23
                                                                                                              -----------------

     4.  The Defaulted Amount for the preceding Monthly Period ...........................................    $   22,355,990.65
                                                                                                              -----------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the
         preceding Monthly Period ........................................................................                 9.35%
                                                                                                              -----------------

     6.  The total amount of Principal Receivables in the trust at the beginning
         of the preceding Monthly Period .................................................................    $2,719,132,253.52
                                                                                                              -----------------

     7.  The total amount of Principal Receivables in the trust as of the last
         day of the preceding Monthly Period .............................................................    $2,698,687,462.73
                                                                                                              -----------------

     8.  The total amount of Finance Charge and Administrative Receivables in
         the Trust at the beginning of the preceding Monthly Period ......................................    $   64,621,014.37
                                                                                                              -----------------

     9.  The total amount of Finance Charge and Administrative Receivables in
         the Trust as of the last day of the preceding Monthly Period ....................................    $   64,102,242.64
                                                                                                              -----------------

    10.  The aggregated Adjusted Invested Amounts of all Series of Notes
         outstanding as of the last day of the preceding Monthly Period ..................................    $2,059,750,000.00
                                                                                                              -----------------

    11.  The Transferor Interest as of the last day of the preceding Monthly Period ......................    $  638,937,462.73
                                                                                                              -----------------

    12.  The transferor percentage as of the last day of the preceding Monthly Period ....................                23.68%
                                                                                                              -----------------

    13.  The Required Transferor Percentage ..............................................................                 7.00%
                                                                                                              -----------------

    14.  The Required Transferor Interest ................................................................    $  188,908,122.39
                                                                                                              -----------------

    15.  The monthly principal payment rate for the preceding Monthly Period .............................               20.262%
                                                                                                              -----------------

    16.  The balance in the Excess Funding Account as of the last day of the
         preceding Monthly Period ........................................................................    $               -
                                                                                                              -----------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
         Period preceding such Payment Date:

                                                                           Percentage             Aggregate
                                                                            of Total               Account
                                                                           Receivables             Balance
                                                                           -----------             -------
                       (a) Delinquent between 30 days and 59 days             1.906%           $ 52,662,531.79
                       (b) Delinquent between 60 days and 89 days             1.315%           $ 36,322,690.38
                       (c) Delinquent between 90 days and 119 days            1.169%           $ 32,283,433.09
                       (d) Delinquent between 120 days and 149 days           0.932%           $ 25,742,745.04
                       (e) Delinquent between 150 days and 179 days           0.933%           $ 25,779,715.77
                       (f) Delinquent 180 days or greater                     0.000%           $             -
                                                                              -----            ---------------
                       (g) Aggregate                                          6.254%           $172,791,116.07
                                                                              =====            ===============


V.  Information regarding Series 2001-A

     1.  The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2001-A as of the last day of the related
         Monthly Period ..............................................................                        $  300,000,000.00
                                                                                                              -----------------

     2.  The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2001-A on the last day of the
         related Monthly Period ......................................................                        $  300,000,000.00
                                                                                                              -----------------

                                                                                           NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the
         Class A Note Principal Balance on the last day of the related Monthly
         Period ......................................................................         1.0000         $  240,000,000.00
                                                                                                              -----------------

     4.  The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related Monthly
         Period ......................................................................         1.0000         $   28,500,000.00
                                                                                                              -----------------

     5.  The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related Monthly
         Period .....................................................................          1.0000         $   21,000,000.00
                                                                                                              -----------------

     6.  The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related Monthly
         Period .....................................................................          1.0000         $   10,500,000.00
                                                                                                              -----------------

     7.  The Floating Investor Percentage with respect to the period:

     August 1, 2003 through August 31, 2003 ..........................................                               11.0329315%
                                                                                                              -----------------

     8.  The Fixed Investor Percentage with respect to the period:

     August 1, 2003 through August 31, 2003 ..........................................                                      N/A
                                                                                                              -----------------

     9.  The amount of Investor Principal Collections applicable to Series 2001-A ....                        $   60,784,664.64
                                                                                                              -----------------

    10a.  The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date .............................                        $    4,559,840.92
                                                                                                              -----------------

    10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
          Section 8.04(a) of the Master Indenture ....................................                        $    1,191,100.65
                                                                                                              -----------------

    11.  The Investor Default Amount for the related Monthly Period ..................                        $    2,466,521.13
                                                                                                              -----------------

    12.  The Monthly Servicing Fee for the related Monthly Period ....................                        $      500,000.00
                                                                                                              -----------------

   13.  Trust yields for the related Monthly Period

        a.  The cash yield for the related Monthly Period ...........................                                     23.00%
                                                                                                              -----------------

        b.  The default rate for the related Monthly Period ..........................                                     9.87%
                                                                                                              -----------------

        c.  The Net Portfolio Yield for the related Monthly Period ...................                                    13.13%
                                                                                                              -----------------

        d.  The Base Rate for the related Monthly Period .............................                                     3.89%
                                                                                                              -----------------

        e.  The Excess Spread Percentage for the related Monthly Period ..............                                     9.24%
                                                                                                              -----------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period ....                                     9.81%
                                                                                                              -----------------

            I) Excess Spread Percentage related to ....................................       Aug-03                       9.24%
                                                                                                              -----------------

            ii) Excess Spread Percentage related to ...................................       Jul-03                      10.02%
                                                                                                              -----------------

            iii) Excess Spread Percentage related to ..................................       Jun-03                      10.16%
                                                                                                              -----------------

   14.  Floating Rate Determinations:

        LIBOR for the Interest Period from August 20 through and including
        September 21, 2003  ..........................................................                                  1.11000%
                                                                                                              -----------------

   15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws
            for the related Payment Date) ............................................                        $               -
                                                                                                              -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period ....                        $               -
                                                                                                              -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections ............                        $               -
                                                                                                              -----------------

   16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date) ....................................................                        $               -
                                                                                                              -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
            Collections ..............................................................                        $               -
                                                                                                              -----------------
        c.  Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections ............                        $               -
                                                                                                              -----------------

   17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ..                        $    5,250,000.00
                                                                                                              -----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date..                        $    5,250,000.00
                                                                                                              -----------------

   18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period
                                                                                                              -----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed
            on the Payment Date ......................................................                        $               -
                                                                                                              -----------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period ....                         $               -
                                                                                                              -----------------

          Advanta Bank Corp.
          as Servicer

          By: /s/ MARK SHAPIRO
          Name: Mark Shapiro
          Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                          PERIOD ENDING AUGUST 31, 2003

The information which is required to be prepared with respect to the Payment Date of September 22, 2003, and with respect to the performance of the Trust during the period of August 1, 2003 through August 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder     $                 --
                                                                                                  --------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder     $                 --
                                                                                                  --------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder     $                 --
                                                                                                  --------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder     $                 --
                                                                                                  --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ..............     $            1.20083
                                                                                                  --------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ..............     $            1.65917
                                                                                                  --------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ..............     $            2.62167
                                                                                                  --------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ..............     $            6.97583
                                                                                                  --------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ..............     $            1.20083
                                                                                                  --------------------

     2.  The total amount of distribution in respect to the Class B Noteholder ..............     $            1.65917
                                                                                                  --------------------

     3.  The total amount of distribution in respect to the Class C Noteholder ..............     $            2.62167
                                                                                                  --------------------

     4.  The total amount of distribution in respect to the Class D Noteholder ..............     $            6.97583
                                                                                                  --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for
           the Monthly Period preceding such Payment Date ...................................     $     550,938,475.78
                                                                                                  --------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date ....     $      52,096,317.96
                                                                                                  --------------------

     3.  Recoveries for the preceding Monthly Period ........................................     $         755,832.23
                                                                                                  --------------------

     4.  The Defaulted Amount for the preceding Monthly Period ..............................     $      22,355,990.65
                                                                                                  --------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the
           Defaulted Amount less Recoveries for the preceding Monthly Period, and the
           denominator is the average Receivables for the preceding Monthly Period ..........                     9.35%
                                                                                                  --------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period .........................................................     $   2,719,132,253.52
                                                                                                  --------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the
           preceding Monthly Period .........................................................     $   2,698,687,462.73
                                                                                                  --------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
           the beginning of the preceding Monthly Period ....................................     $      64,621,014.37
                                                                                                  --------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
           the last day of the preceding Monthly Period .....................................     $      64,102,242.64
                                                                                                  --------------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
           the last day of the preceding Monthly Period .....................................     $   2,059,750,000.00
                                                                                                  --------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period ........     $     638,937,462.73
                                                                                                  --------------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period ......                    23.68%
                                                                                                  --------------------

     13.  The Required Transferor Percentage ................................................                     7.00%
                                                                                                  --------------------

     14.  The Required Transferor Interest ..................................................     $     188,908,122.39
                                                                                                  --------------------

     15.  The monthly principal payment rate for the preceding Monthly Period ...............                   20.262%
                                                                                                  --------------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period ...................................................................     $                 --
                                                                                                  --------------------

     17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment
           Date:



                                                                   Percentage             Aggregate
                                                                    of Total               Account
                                                                   Receivables             Balance
                                                                ----------------      ----------------
             (a) Delinquent between 30 days and 59 days                    1.906%     $  52,662,531.79
             (b) Delinquent between 60 days and 89 days                    1.315%     $  36,322,690.38
             (c) Delinquent between 90 days and 119 days                   1.169%     $  32,283,433.09
             (d) Delinquent between 120 days and 149 days                  0.932%     $  25,742,745.04
             (e) Delinquent between 150 days and 179 days                  0.933%     $  25,779,715.77
             (f) Delinquent 180 days or greater                            0.000%     $          --
                                                                ----------------      ----------------
             (g) Aggregate                                                 6.254%     $ 172,791,116.07
                                                                ================      ================


V. Information regarding Series 2002-A

     1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount
           of Series 2002-A as of the last day of the related Monthly Period.................                       $300,000,000.00
                                                                                                                    ---------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
           Invested Amount of Series 2002-A on the last day of the related Monthly Period....                       $300,000,000.00
                                                                                                                    ---------------
                                                                                                  NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period...................        1.0000         $240,000,000.00
                                                                                                                    ---------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period...................        1.0000         $ 27,750,000.00
                                                                                                                    ---------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period...................        1.0000         $ 21,750,000.00
                                                                                                                    ---------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
           Principal Balance on the last day of the related Monthly Period...................        1.0000         $ 10,500,000.00
                                                                                                                    ---------------

     7.  The Floating Investor Percentage with respect to the period:

     August 1, 2003 through August 31, 2003..................................................                            11.0329315%
                                                                                                                    ---------------

     8.  The Fixed Investor Percentage with respect to the period:

     August 1, 2003 through August 31, 2003..................................................                               N/A
                                                                                                                    ---------------

     9. The amount of Investor Principal Collections applicable to Series 2002-A.............                       $ 60,784,664.64
                                                                                                                    ---------------

     10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
           Account on the Related Payment Date to be treated as Servicer Interchange.........                       $     62,500.00
                                                                                                                    ---------------

     10b. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date...............................................                       $  4,559,840.92
                                                                                                                    ---------------

     10c. The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
           Master Indenture..................................................................                       $  1,128,600.65
                                                                                                                    ---------------

     11.  The Investor Default Amount for the related Monthly Period.........................                       $  2,466,521.13
                                                                                                                    ---------------

     12.  The Monthly Servicing Fee for the related Monthly Period...........................                       $    500,000.00
                                                                                                                    ---------------

     13.  Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period................................                                 23.00%
                                                                                                                    ---------------

             b. The default rate for the related Monthly Period..............................                                  9.87%
                                                                                                                    ---------------

             c. The Net Portfolio Yield for the related Monthly Period.......................                                 13.13%
                                                                                                                    ---------------

             d.  The Base Rate for the related Monthly Period................................                                  3.86%
                                                                                                                    ---------------

             e.  The Excess Spread Percentage for the related Monthly Period.................                                  9.27%
                                                                                                                    ---------------

             f.  The Quarterly Excess Spread Percentage for the related Monthly Period.......                                  9.83%
                                                                                                                    ---------------

                  i) Excess Spread Percentage related to            Aug-03                                                     9.27%
                                                                                                                    ---------------

                  ii) Excess Spread Percentage related to           Jul-03                                                    10.04%
                                                                                                                    ---------------

                  iii) Excess Spread Percentage related to          Jun-03                                                    10.18%
                                                                                                                    ---------------

     14.  Floating Rate Determinations:

        LIBOR for the Interest Period from August 20 through and including September 21, 2003                               1.11000%
                                                                                                                    ---------------

     15.  Principal Funding Account

             a.  The amount on deposit in the Principal Funding Account on the related
                  Payment Date (after taking into consideration deposits and withdraws for
                  the related Payment Date)..................................................                       $            --
                                                                                                                    ---------------

             b.  The Accumulation Shortfall with respect to the related Monthly Period.......                       $            --
                                                                                                                    ---------------

             c.  The Principal Funding Investment Proceeds deposited in the Collection
                  Account to be treated as Available Finance Charge Collections..............                       $            --
                                                                                                                    ---------------

     16.  Reserve Account

             a.  The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date).....................................................                       $            --
                                                                                                                    ---------------

             b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                  Collections................................................................                       $            --
                                                                                                                    ---------------

             c.  Interest earnings on the Reserve Account deposited into the Collection
                  Account to be treated as Available Finance Charge Collections..............                       $            --
                                                                                                                    ---------------

     17.  Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related Payment Date.....                       $  6,000,000.00
                                                                                                                    ---------------

             b.  The Available Cash Collateral Account Amount on the related Payment Date....                       $  6,000,000.00
                                                                                                                    ---------------

     18.  Investor Charge-Offs

             a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.                       $            --
                                                                                                                    ---------------

             b.  The aggregate amount of Investor Charge-Offs reimbursed
                  on the Payment Date........................................................                       $            --
                                                                                                                    ---------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period...........                       $            --
                                                                                                                    ---------------


                  Advanta Bank Corp.
                  as Servicer

                  By: /s/ MARK SHAPIRO
                  Name: Mark Shapiro
                  Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                          PERIOD ENDING AUGUST 31, 2003

The information which is required to be prepared with respect to the Payment Date of September 22, 2003, and with respect to the performance of the Trust during the period of August 1, 2003 through August 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder     $                 --
                                                                                                  --------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder     $                 --
                                                                                                  --------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder     $                 --
                                                                                                  --------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder     $                 --
                                                                                                  --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ..............     $            1.38417
                                                                                                  --------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ..............     $            2.62167
                                                                                                  --------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ..............     $            4.22583
                                                                                                  --------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ..............     $            8.35083
                                                                                                  --------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ..............     $            1.38417
                                                                                                  --------------------

     2.  The total amount of distribution in respect to the Class B Noteholder ..............     $            2.62167
                                                                                                  --------------------

     3.  The total amount of distribution in respect to the Class C Noteholder ..............     $            4.22583
                                                                                                  --------------------

     4.  The total amount of distribution in respect to the Class D Noteholder ..............     $            8.35083
                                                                                                  --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for
           the Monthly Period preceding such Payment Date ...................................     $     550,938,475.78
                                                                                                  --------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date ....     $      52,096,317.96
                                                                                                  --------------------

     3.  Recoveries for the preceding Monthly Period ........................................     $         755,832.23
                                                                                                  --------------------

     4.  The Defaulted Amount for the preceding Monthly Period ..............................     $      22,355,990.65
                                                                                                  --------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the
           Defaulted Amount less Recoveries for the preceding Monthly Period, and the
           denominator is the average Receivables for the preceding Monthly Period ..........                     9.35%
                                                                                                  --------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period .........................................................     $   2,719,132,253.52
                                                                                                  --------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the
           preceding Monthly Period .........................................................     $   2,698,687,462.73
                                                                                                  --------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
           the beginning of the preceding Monthly Period ....................................     $      64,621,014.37
                                                                                                  --------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as
           of the last day of the preceding Monthly Period ..................................     $      64,102,242.64
                                                                                                  --------------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
           the last day of the preceding Monthly Period .....................................     $   2,059,750,000.00
                                                                                                  --------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period ........     $     638,937,462.73
                                                                                                  --------------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period ......                    23.68%
                                                                                                  --------------------

     13.  The Required Transferor Percentage ................................................                     7.00%
                                                                                                  --------------------

     14.  The Required Transferor Interest ..................................................     $     188,908,122.39
                                                                                                  --------------------

     15.  The monthly principal payment rate for the preceding Monthly Period ...............                   20.262%
                                                                                                  --------------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period ...................................................................     $                 --
                                                                                                  --------------------

     17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment
           Date:

                                                                      Percentage                     Aggregate
                                                                       of Total                       Account
                                                                      Receivables                     Balance
                                                                   ----------------               ---------------
                  (a) Delinquent between 30 days and 59 days                  1.906%              $ 52,662,531.79
                  (b) Delinquent between 60 days and 89 days                  1.315%              $ 36,322,690.38
                  (c) Delinquent between 90 days and 119 days                 1.169%              $ 32,283,433.09
                  (d) Delinquent between 120 days and 149 days                0.932%              $ 25,742,745.04
                  (e) Delinquent between 150 days and 179 days                0.933%              $ 25,779,715.77
                  (f) Delinquent 180 days or greater                          0.000%              $            --
                                                                   ----------------               ---------------
                  (g) Aggregate                                               6.254%              $ 172,791,116.07
                                                                   ================               ===============


V.  Information regarding Series 2003-A

     1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount
           of Series 2003-A as of the last day of the related Monthly Period.................                       $400,000,000.00
                                                                                                                    ---------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
           Invested Amount of Series 2003-A on the last day of the related Monthly Period....                       $400,000,000.00
                                                                                                                    ---------------
                                                                                                  NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period...................        1.0000         $320,000,000.00
                                                                                                                    ---------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period...................        1.0000         $ 37,000,000.00
                                                                                                                    ---------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period...................        1.0000         $ 29,000,000.00
                                                                                                                    ---------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
           Principal Balance on the last day of the related Monthly Period...................        1.0000         $ 14,000,000.00
                                                                                                                    ---------------

     7.  The Floating Investor Percentage with respect to the period:

     August 1, 2003 through August 31, 2003..................................................                            14.7105754%
                                                                                                                    ---------------

     8.  The Fixed Investor Percentage with respect to the period:

     August 1, 2003 through August 31, 2003..................................................                                   N/A
                                                                                                                    ---------------

     9. The amount of Investor Principal Collections applicable to Series 2003-A.............                       $ 81,046,219.89
                                                                                                                    ---------------

     10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
           Account on the Related Payment Date to be treated as Servicer Interchange.........                       $     83,333.33
                                                                                                                    ---------------

     10b. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date...............................................                       $  6,079,787.92
                                                                                                                    ---------------

     10c. The amount of Available Finance Charge Collections not on deposit in the Collection
           Account on the related Payment Date pursuant to Section 8.04(a) of the Master
           Indenture.........................................................................                       $  1,504,800.87
                                                                                                                    ---------------

     11.  The Investor Default Amount for the related Monthly Period.........................                       $  3,288,694.86
                                                                                                                    ---------------

     12.  The Monthly Servicing Fee for the related Monthly Period...........................                       $    666,666.67
                                                                                                                    ---------------

     13.  Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period................................                                 23.00%
                                                                                                                    ---------------

             b. The default rate for the related Monthly Period..............................                                  9.87%
                                                                                                                    ---------------

             c. The Net Portfolio Yield for the related Monthly Period.......................                                 13.13%
                                                                                                                    ---------------

             d.  The Base Rate for the related Monthly Period................................                                  4.34%
                                                                                                                    ---------------

             e.  The Excess Spread Percentage for the related Monthly Period.................                                  8.79%
                                                                                                                    ---------------

             f.  The Quarterly Excess Spread Percentage for the related Monthly Period.......                                  9.37%
                                                                                                                    ---------------

                  i) Excess Spread Percentage related to             Aug-03                                                    8.79%
                                                                                                                    ---------------

                  ii) Excess Spread Percentage related to            Jul-03                                                    9.60%
                                                                                                                    ---------------

                  iii) Excess Spread Percentage related to           Jun-03                                                    9.73%
                                                                                                                    ---------------

     14.  Floating Rate Determinations:

        LIBOR for the Interest Period from August 20 through and including September 21, 2003                               1.11000%
                                                                                                                    ---------------

     15.  Principal Funding Account

             a.  The amount on deposit in the Principal Funding Account on the related
                  Payment Date (after taking into consideration deposits and withdraws for
                  the related Payment Date)..................................................                       $            --
                                                                                                                    ---------------

             b.  The Accumulation Shortfall with respect to the related Monthly Period.......                       $            --
                                                                                                                    ---------------

             c.  The Principal Funding Investment Proceeds deposited in the Collection
                  Account to be treated as Available Finance Charge Collections..............                       $            --
                                                                                                                    ---------------

     16.  Reserve Account

             a.  The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date).....................................................                       $            --
                                                                                                                    ---------------

             b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                  Collections................................................................                       $            --
                                                                                                                    ---------------

             c.  Interest earnings on the Reserve Account deposited into the Collection
                  Account to be treated as Available Finance Charge Collections..............                       $            --
                                                                                                                    ---------------

     17.  Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related Payment Date.....                       $  8,000,000.00
                                                                                                                    ---------------

             b.  The Available Cash Collateral Account Amount on the related Payment Date....                       $  8,000,000.00
                                                                                                                    ---------------

     18.  Investor Charge-Offs

             a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.                       $            --
                                                                                                                    ---------------

             b.  The aggregate amount of Investor Charge-Offs reimbursed
                  on the Payment Date........................................................                       $            --
                                                                                                                    ---------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period...........                       $            --
                                                                                                                    ---------------


                  Advanta Bank Corp.
                  as Servicer

                  By:  /s/  MARK SHAPIRO
                  Name: Mark Shapiro
                  Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                          PERIOD ENDING AUGUST 31, 2003

The information which is required to be prepared with respect to the Payment Date of September 22, 2003, and with respect to the performance of the Trust during the period of August 1, 2003 through August 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class
         A Noteholder ........................................................................................    $               -
                                                                                                                  ------------------


     2.  The amount of distribution in respect to principal payment to the Class
         B Noteholder ........................................................................................    $               -
                                                                                                                  ------------------


     3.  The amount of distribution in respect to principal payment to the Class
         C Noteholder ........................................................................................    $               -
                                                                                                                  ------------------


     4.  The amount of distribution in respect to principal payment to the Class
         D Noteholder ........................................................................................    $               -
                                                                                                                  ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ...............................    $         1.33833
                                                                                                                  ------------------


     2.  The amount of distribution in respect to the Class B Monthly Interest ...............................    $         2.53000
                                                                                                                  ------------------


     3.  The amount of distribution in respect to the Class C Monthly Interest ...............................    $         4.77583
                                                                                                                  ------------------


     4.  The amount of distribution in respect to the Class D Monthly Interest ...............................    $         8.35083
                                                                                                                  ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ...............................    $         1.33833
                                                                                                                  ------------------


     2.  The total amount of distribution in respect to the Class B Noteholder ...............................    $         2.53000
                                                                                                                  ------------------


     3.  The total amount of distribution in respect to the Class C Noteholder ...............................    $         4.77583
                                                                                                                  ------------------


     4.  The total amount of distribution in respect to the Class D Noteholder ...............................    $         8.35083
                                                                                                                  ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date ......................................    $  550,938,475.78
                                                                                                                  ------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date . ......................................................................................    $   52,096,317.96
                                                                                                                  ------------------
     3.  Recoveries for the preceding Monthly Period .........................................................    $      755,832.23
                                                                                                                  ------------------

     4.  The Defaulted Amount for the preceding Monthly Period ...............................................    $   22,355,990.65
                                                                                                                  ------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the
         preceding Monthly Period. ...........................................................................                 9.35%
                                                                                                                  ------------------

     6.  The total amount of Principal Receivables in the trust at the beginning
         of the preceding Monthly Period . ...................................................................    $2,719,132,253.52
                                                                                                                  ------------------

     7.  The total amount of Principal Receivables in the trust as of the last
         day of the preceding Monthly Period. ................................................................    $2,698,687,462.73
                                                                                                                  ------------------

     8.  The total amount of Finance Charge and Administrative Receivables in
         the Trust at the beginning of the preceding Monthly Period. .........................................    $   64,621,014.37
                                                                                                                  ------------------

     9.  The total amount of Finance Charge and Administrative Receivables in
         the Trust as of the last day of the preceding Monthly Period. .......................................    $  64,102,242.64
                                                                                                                  ------------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes
          outstanding as of the last day of the preceding Monthly Period .....................................    $2,059,750,000.00
                                                                                                                  ------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period .........................    $  638,937,462.73
                                                                                                                  ------------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period .......................                23.68%
                                                                                                                  ------------------

     13.  The Required Transferor Percentage .................................................................                 7.00%
                                                                                                                  ------------------

     14.  The Required Transferor Interest ...................................................................    $  188,908,122.39
                                                                                                                  ------------------

     15.  The monthly principal payment rate for the preceding Monthly Period ................................               20.262%
                                                                                                                  ------------------

     16.  The balance in the Excess Funding Account as of the last day of the
          preceding  Monthly Period ..........................................................................    $               -
                                                                                                                  ------------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
          Period preceding such Payment Date:


                                                                             Percentage           Aggregate
                                                                              of Total             Account
                                                                             Receivables           Balance
                                                                             -----------        ----------------


                  (a) Delinquent between 30 days and 59 days                    1.906%          $  52,662,531.79
                  (b) Delinquent between 60 days and 89 days                    1.315%          $  36,322,690.38
                  (c) Delinquent between 90 days and 119 days                   1.169%          $  32,283,433.09
                  (d) Delinquent between 120 days and 149 days                  0.932%          $  25,742,745.04
                  (e) Delinquent between 150 days and 179 days                  0.933%          $  25,779,715.77
                  (f) Delinquent 180 days or greater                            0.000%          $              -
                                                                             -----------        -----------------
                  (g) Aggregate                                                 6.254%          $ 172,791,116.07
                                                                             ===========        =================



V.  Information regarding Series 2003-B

     1.  The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2003-B as of the last day of the related
         Monthly Period .......................................................................                   $ 300,000,000.00
                                                                                                                  ----------------

     2.  The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2003-B on the last day of the
         related Monthly Period . .............................................................                   $ 300,000,000.00
                                                                                                                  ----------------
                                                                                                 NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the
         Class A Note Principal Balance on the last day of the related Monthly
         Period ...............................................................................     1.0000        $ 240,000,000.00
                                                                                                                  ----------------

     4.  The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related Monthly
         Period ...............................................................................     1.0000        $  27,750,000.00
                                                                                                                  ----------------

     5.  The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related Monthly
         Period ...............................................................................     1.0000        $  21,750,000.00
                                                                                                                  ----------------

     6.  The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related Monthly
         Period ...............................................................................     1.0000        $  10,500,000.00
                                                                                                                  ----------------

     7.  The Floating Investor Percentage with respect to the period:

     August 1, 2003 through August 31, 2003 ...................................................                         11.0329315%
                                                                                                                  ----------------

     8.  The Fixed Investor Percentage with respect to the period:

     August 1, 2003 through August 31, 2003 ...................................................                               N/A
                                                                                                                  ----------------

     9. The amount of Investor Principal Collections applicable to Series 2003-B ..............                   $  60,784,664.64
                                                                                                                  ----------------

     10a.  The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date .....................................                   $   4,559,840.92
                                                                                                                  ----------------

     10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
           Section 8.04(a) of the Master Indenture ............................................                   $   1,191,100.65
                                                                                                                  ----------------

     11.  The Investor Default Amount for the related Monthly Period ..........................                   $   2,466,521.13
                                                                                                                  ----------------

     12.  The Monthly Servicing Fee for the related Monthly Period ............................                   $     500,000.00
                                                                                                                  ----------------

     13.  Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period. ...................................                              23.00%
                                                                                                                  ----------------

          b. The default rate for the related Monthly Period ..................................                               9.87%
                                                                                                                  ----------------

          c. The Net Portfolio Yield for the related Monthly Period ...........................                              13.13%
                                                                                                                  ----------------

          d.  The Base Rate for the related Monthly Period ....................................                               4.33%
                                                                                                                  ----------------

          e.  The Excess Spread Percentage for the related Monthly Period .....................                               8.80%
                                                                                                                  ----------------

          f.  The Quarterly Excess Spread Percentage for the related Monthly Period ...........                               9.06%
                                                                                                                  ----------------

              I) Excess Spread Percentage related to     Aug-03                                                               8.80%
                                                                                                                  ----------------

              ii) Excess Spread Percentage related to    Jul-03                                                               9.31%
                                                                                                                  ----------------

              iii) Excess Spread Percentage related to   Jun-03                                                                 NA
                                                                                                                  ----------------

     14.  Floating Rate Determinations:

     LIBOR for the Interest Period from August 20 through and including
     September 21, 2003. ......................................................................                            1.11000%
                                                                                                                  ----------------

     15.  Principal Funding Account

          a.  The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws
              for the related Payment Date) . .................................................                   $              -
                                                                                                                  ----------------

          b.  The Accumulation Shortfall with respect to the related Monthly Period ...........                   $              -
                                                                                                                  ----------------

          c.  The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections ...................                   $              -
                                                                                                                  ----------------

     16.  Reserve Account

          a.  The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date) ...........................................................                   $              -
                                                                                                                  ----------------

          b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
              Collections .....................................................................                   $              -
                                                                                                                  ----------------

          c.  Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections ...................                   $              -
                                                                                                                  ----------------

     17.  Cash Collateral Account

          a.  The Required Cash Collateral Account Amount on the related Payment Date .........                   $   6,750,000.00
                                                                                                                  ----------------

          b.  The Available Cash Collateral Account Amount on the related Payment Date ........                   $   6,750,000.00
                                                                                                                  ----------------

     18.  Investor Charge-Offs

          a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .....                   $              -
                                                                                                                  ----------------

          b.  The aggregate amount of Investor Charge-Offs reimbursed
               on the Payment Date ............................................................                   $              -
                                                                                                                  ----------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period ............                   $              -
                                                                                                                  ----------------


          Advanta Bank Corp.
          as Servicer

          By:  /s/  MARK SHAPIRO
          Name: Mark Shapiro
          Title:  Assistant Vice President - Structured Finance